GE INVESTMENTS FUNDS, INC.

(Total Return Fund – Class 4 Shares)

Supplement Dated March 14, 2008

To Prospectus Dated May 1, 2007

Effective on or about March 17, 2008, the GE Investments Funds (Total Return – Class 4 Shares) Prospectus dated May 1, 2007 (the “Prospectus”) is amended as follows:

1. The section entitled “Fund Expenses - Annual Fund Operating Expenses” located on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

Shareholder Fees

No sales charge (load) is imposed on purchases of Class 4 shares (or reinvested dividends), nor is a contingent deferred sales charge imposed upon redemption of Class 4 shares (although your variable contract may impose such charges). The Funds also do not impose a redemption fee or an exchange fee.

Annual fund operating expenses are paid from a Fund’s assets and are reflected in the Fund’s share price and dividends. The figures below show actual “Management Fees” and “Other Expenses” incurred by each Fund during the fiscal period ended December 31, 2006, and estimated “Acquired Fund Fees and Expenses.” The fees and expenses reflected in the tables below do not include applicable variable contract fees and charges. If these fees and charges were included, the costs shown below would be higher.

Annual Fund Operating Expenses1

(as a percentage of average net assets)

Class 4
Management Fees[2]	0.32%
Distribution and Service (12b-1) Fees	0.45%
Other Expenses[3]	0.07%
Acquired Fund Fees and Expenses[4]	0.06%
Total Annual Fund Operating Expenses	0.90%
Expenses Waived or Reimbursed by the Adviser[5]	0.10%
Net Annual Fund Operating Expenses	0.80%

[1]	The expense information reflects actual expenses incurred during the fiscal period between May 1, 2006 to December 31, 2006, on an annualized basis.
[2]

The management fee fluctuates based upon the average daily net assets of the Total Return Fund and may be higher or lower than that shown above. The nature of the services provided to, and the advisory and administration fees paid by, the Fund is described under “About the Investment Adviser.”

[3]

“Other Expenses” include all operating expenses of the Total Return Fund except Management Fees and Distribution and Service (12b-1) Fees. Expenses, other than those incurred specifically by a Fund, are allocated pro rata among the Funds and their share classes, if any, based on net assets. Such expenses may include legal fees, registration fees and costs associated with the independent directors. Fund specific expenses, such as auditing fees, custodial fees and transfer agent fees, are allocated to the Fund that incurs such expense and pro rata based on net assets across share classes. Other expense allocation methodologies may result in different expense ratios.

[4]

“Acquired Fund Fees and Expenses” includes all fees and expenses associated with investments in investment companies, including ETFs and the GE Funds – GE Money Market Fund (the “GE Money Market Fund”), which serves as the cash sweep vehicle for each non-money market Fund effective on or about March 17, 2008. The amounts shown in the table above have been restated from the fiscal year ended December 31, 2006 to reflect estimated fees anticipated to be incurred in connection with the Total Return Fund’s investment in the GE Money Market Fund and are based on the Fund’s average monthly cash positions during the most recent fiscal year.

[5]

Pursuant to an agreement with the Total Return Fund, GE Asset Management Incorporated has agreed to limit the total operating expenses charged to Total Return Fund assets attributable to the Class 4 shares (excluding class specific expenses (such as Distribution and Service (12b-1) Fees), Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, other expenditures that are capitalized, and other extraordinary expenses not incurred in the ordinary course of the Total Return Fund’s business) to 0.32% of the average daily net assets of the Total Return Fund attributable to such shares. Under the agreement, this expense limitation will continue in effect until April 30, 2009, and can only be changed with the approval of the Total Return Fund’s board of directors and GE Asset Management Incorporated. In addition, GE Asset Management Incorporated will waive a portion of its management fee for the Total Return Fund in an amount equal to the management fees paid to GE Money Market Fund on its cash holdings invested in the GE Money Market Fund, if any.

2. The “Example” table under “The Impact of Fund Expenses” section located on page 7 of the Prospectus is deleted in its entirety and replaced with the following

Examples†	You would pay the following expenses on a $10,000 investment assuming redemption

	1 Year	3 Years	5 Years	10 Years
Total Return Fund – Class 4*	$81	$276	$487	$1,096

*	The expenses shown for the Total Return Fund reflect GE Asset Management's contractual agreement to reduce or otherwise limit Total Return Fund expenses for the first year of each period noted.

3. The following definitions on “Equitized cash” is added to the section entitled “More on Strategies, Risks and Disclosure of Portfolio Holdings – Important Definitions” located on page 8 of the Prospectus:

“Equitized cash: A Fund that invests in equity securities may use futures or other instruments to gain general equity market exposure for holdings of cash and cash equivalents and/or money market instruments. The use of futures or other instruments would be subject to other applicable restrictions on the Fund’s investments.”

4. The definition of “Money market instruments” located on page 10 of the Prospectus is deleted in its entirety and replaced with the following:

“Money market instruments are short-term debt securities of the U.S. Government, banks, corporations and other entities. The Fund may invest in money market instruments either directly or indirectly through investments in the GE Funds – GE Money Market Fund (the “GE Money Market Fund”).”

Before using the GE Money Market Fund for this purpose, the Fund may have invested a portion of its cash in the GEI Short-Term Investment Fund (Investment Fund), which is a privately offered pooled investment trust managed by GE Asset Management. The Fund may continue to hold a small interest in the Investment Fund.”

5. The second, third and fourth paragraphs under “More on Investment Strategies located on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

“Cash and Temporary Defensive Positions: Under normal circumstances, the Fund may hold cash and cash equivalents and/or money market instruments (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, (iv) to meet redemptions, and (v) to meet operating expenses. The Fund may equitize cash in order to gain general equity market exposure with respect to such holdings of cash and cash equivalents and/or money market instruments.

The Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (x) without limit hold cash and cash equivalents and/or invest in money market instruments, or (y) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies. In addition, the Fund may hold cash and cash equivalents and/or invest in money market instruments under circumstances where the liquidation of the Fund has been approved by the Directors, and therefore investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. The Fund may invest in money market instruments either directly or indirectly through investment in the GE Money Market Fund. GE Asset Management will waive a portion of its management fee for the Fund in an amount equal to the management fees paid to the GE Money Market Fund on its cash holdings invested in the GE Money Market Fund, if any.

To the extent that the Fund holds cash and cash equivalents or investments in money market instruments, it may not achieve its investment objective.”